EXHIBIT 32




                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                   ------------------------------------------


         Pursuant to 18 U.S.C. 1350, the undersigned, Nathaniel D. Woodson and Louis J. Paglia, the chief executive officer and chief financial officer, respectively, of UIL Holdings Corporation (the "issuer"), do each hereby certify that the report on Form 10-K to which this certification is attached as an exhibit (the "report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.




/s/ Nathaniel D. Woodson
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Nathaniel D. Woodson
Chairman of the Board of Directors,
President and Chief Executive Officer
(chief executive officer)
UIL Holdings Corporation
February 22, 2005




/s/ Louis J. Paglia
---------------------------------------------------------
Louis J. Paglia
Executive Vice President and Chief Financial Officer
(chief financial officer)
UIL Holdings Corporation
February 22, 2005